Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Condensed Income Statement
Interest income	$25,316	26,894	26,398	26,965	24,758
Interest expense	9,017	10,181	11,428	11,748	10,863
Net interest income	16,299	16,713	14,970	15,217	13,895
Provision for credit losses	197	649	660	528	125
Net interest income after provision for credit losses	16,102	16,064	14,310	14,689	13,770
Non-interest income	5,222	5,988	6,407	4,080	3,929
Non-interest expense	15,809	14,592	15,387	17,825	15,472
Income before income taxes	5,515	7,460	5,330	944	2,227
Provision for income taxes	906	1,340	798	19	312
Net income	$4,609	$6,120	$4,532	$925	$1,915

Supplemental Income Statement Information
Accretion income on acquired loans	$692	1,271	800	1,248	776
Amortization expenses on acquired interest-bearing liabilities	—	119	378	638	459
Tax-equivalent net interest income	16,338	16,754	15,013	15,256	13,933
Pre-provision, pre-tax net income	5,712	8,109	5,990	1,472	2,352

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22
Basic earnings per common share	$0.33	0.44	0.31	0.07	0.15
Diluted earnings per common share	$0.33	0.44	0.31	0.07	0.15
Book value per share	$18.26	17.92	17.95	17.33	17.67
Tangible book value per share	$11.34	10.96	10.97	10.08	11.26
Weighted average common shares outstanding:
Basic	14,051,310	14,027,043	14,018,765	13,948,671	13,112,302
Diluted	14,051,310	14,027,043	14,018,765	13,948,671	13,112,302
Shares outstanding at period end	14,166,915	14,118,040	14,110,210	14,151,755	13,224,276

Selected Financial Ratios
Return on average assets	0.81%	1.04%	0.76%	0.15%	0.34%
Return on average equity	7.33%	9.60%	7.23%	1.53%	3.28%
Return on average tangible common equity	11.91%	15.67%	12.27%	2.59%	5.12%
Dividend payout ratio	66.67%	50.00%	70.97%	314.29%	146.67%
Net interest margin (tax equivalent)	3.25%	3.22%	2.84%	2.86%	2.72%
Efficiency ratio (tax equivalent)	73.33%	64.16%	71.83%	92.19%	86.62%

Selected Balance Sheet Items
Cash and cash equivalents	$37,670	35,744	39,374	34,872	32,951
Debt and equity securities	305,644	306,795	313,545	312,241	306,775

Loans:
Commercial and industrial	$112,580	118,494	119,079	125,703	122,229
Commercial, secured by real estate	1,110,276	1,113,921	1,105,405	1,117,798	1,099,601
Residential real estate	463,379	456,298	459,740	458,949	398,250
Consumer	19,030	20,474	22,088	22,912	24,137
Agricultural	13,161	13,242	13,113	11,685	12,647
Other, including deposit overdrafts	133	179	496	233	73
Deferred net origination fees	(929)	(796)	(861)	(533)	(583)
Loans, gross	1,717,630	1,721,812	1,719,060	1,736,747	1,656,354
Less allowance for credit losses	12,124	12,001	11,867	11,270	10,557
Loans, net	$1,705,506	$1,709,811	$1,707,193	$1,725,477	$1,645,797

Loans held for sale	$6,098	5,556	35,687	44,002	75,581

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$12,001	11,867	11,270	10,557	10,525
Fair value adjustment for purchased credit deteriorated loans	—	—	—	189	—
Provision for credit losses on loans	162	728	681	542	77
Losses charged off	(53)	(616)	(122)	(87)	(78)
Recoveries	14	22	38	69	33
Allowance for credit losses, end of period	$12,124	12,001	11,867	11,270	10,557

Total earning assets	$2,038,666	2,044,208	2,044,318	2,058,110	1,971,130
Goodwill	90,310	90,310	90,209	93,922	79,559
Core deposit intangibles	7,708	8,006	8,309	8,613	5,152
Mortgage servicing rights	2,908	3,098	3,296	3,522	3,751
Other non-earning assets	163,153	161,772	200,776	207,146	223,559
Total non-earning assets	264,079	263,186	302,590	313,203	312,021
Total assets	2,302,745	2,307,394	2,346,908	2,371,313	2,283,151
Total deposits	1,921,649	1,878,292	1,917,005	1,943,060	1,858,493
Short-term borrowings	—	—	—	—	10,000
Long-term debt	104,637	155,153	155,662	162,150	162,638
Total shareholders’ equity	258,651	253,036	253,246	245,214	233,663
Equity to assets ratio	11.23%	10.97%	10.79%	10.34%	10.23%
Loans to deposits ratio	89.38%	91.67%	89.67%	89.38%	89.12%

Tangible common equity (TCE)	$160,633	154,721	154,728	142,679	148,952
Tangible common assets (TCA)	2,204,727	2,209,079	2,248,390	2,268,778	2,198,440
TCE/TCA	7.29%	7.00%	6.88%	6.29%	6.78%

Selected Average Balance Sheet Items
Cash and cash equivalents	$36,125	31,648	39,697	39,396	51,366
Debt and equity securities	304,033	311,323	314,255	309,668	310,771

Loans, including loans held for sale	$1,721,894	1,751,644	1,770,330	1,818,253	1,722,568
Less allowance for credit losses on loans	11,996	11,856	11,281	11,386	10,523
Net loans	$1,709,898	1,739,788	1,759,049	1,806,867	1,712,045

Total earning assets	$2,036,514	2,072,397	2,099,954	2,142,064	2,056,656
Goodwill	90,310	90,218	94,006	91,733	79,526
Core deposit intangibles	7,854	8,154	8,458	8,302	5,275
Mortgage servicing rights	3,099	3,296	3,522	3,746	4,094
Other non-earning assets	160,281	158,022	159,736	158,937	149,215
Total non-earning assets	261,544	259,690	265,722	262,718	238,110
Total assets	2,298,058	2,332,087	2,365,676	2,404,782	2,294,766
Total deposits	1,896,443	1,901,442	1,936,601	1,965,987	1,824,546
Short-term borrowings	72	11	11	11,291	65,052
Long-term debt	127,289	155,573	158,419	162,555	150,177
Total shareholders’ equity	255,120	253,727	249,370	243,927	235,119
Equity to assets ratio	11.10%	10.88%	10.54%	10.14%	10.25%
Loans to deposits ratio	90.80%	92.12%	91.41%	92.49%	94.41%

Asset Quality
Net charge-offs	$39	595	84	18	45
Other real estate owned	—	—	—	—	—

Non-accrual loans	$4,710	4,528	3,001	2,845	2,719
Loans past due 90 days or more and still accruing	181	90	283	159	524
Total nonperforming loans	$4,891	$4,618	$3,284	$3,004	$3,243

Net charge-offs to average loans	0.01%	0.14%	0.02%	0.00%	0.01%
Allowance for credit losses on loans to total loans	0.71%	0.70%	0.69%	0.65%	0.64%
Nonperforming loans to total loans	0.28%	0.27%	0.19%	0.17%	0.20%
Nonperforming assets to total assets	0.21%	0.20%	0.14%	0.13%	0.14%

	Three Months Ended
	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Assets Under Management
LCNB Corp. total assets	$2,302,745	2,307,394	2,346,908	2,371,313	2,283,151
Trust and investments (fair value)	957,359	942,249	933,341	897,746	890,800
Mortgage loans serviced	354,593	397,625	366,175	422,951	386,490
Cash management	100,830	146,657	165,218	93,842	13,314
Brokerage accounts (fair value)	441,621	438,310	435,611	419,646	411,211
Total assets managed	$4,157,148	4,232,235	4,247,253	4,205,498	3,984,966

	Three Months Ended March 31,						Three Months Ended December 31,
	2025			2024			2024
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,721,894	23,181	5.46%	$1,722,568	22,682	5.30%	$1,751,644	24,617	5.59%
Interest-bearing demand deposits	10,337	130	5.10%	23,317	324	5.59%	9,185	143	6.19%
Interest-bearing time deposits	250	—	—	—	—	—%	245	—	—%
Federal Reserve Bank stock	6,405	95	6.02%	5,509	(4)	(0.29)%	6,414	193	11.97%
Federal Home Loan Bank stock	20,710	469	9.18%	16,239	341	8.45%	20,710	469	9.01%
Investment securities:
Equity securities	5,043	39	3.14%	4,995	40	3.22%	5,043	65	5.13%
Debt securities, taxable	254,715	1,256	2.00%	265,164	1,232	1.87%	260,429	1,251	1.91%
Debt securities, non-taxable (2)	17,160	185	4.37%	18,864	181	3.86%	18,727	197	4.18%
Total earnings assets	2,036,514	25,355	5.05%	2,056,656	24,796	4.85%	2,072,397	26,935	5.17%
Non-earning assets	273,545			248,633			271,546
Allowance for credit losses	(12,001)			(10,523)			(11,856)
Total assets	$2,298,058			$2,294,766			$2,332,087

Interest-bearing demand and money market deposits	$570,473	2,337	1.66%	$643,199	3,917	2.45%	$551,626	2,379	1.72%
Savings deposits	365,876	195	0.22%	368,049	206	0.23%	$366,310	241	0.26%
IRA and time certificates	497,178	5,027	4.10%	370,130	4,067	4.42%	$523,486	5,760	4.38%
Short-term borrowings	72	1	5.63%	65,052	935	5.78%	$43	1	5.11%
Long-term debt	127,289	1,457	4.64%	150,177	1,738	4.65%	$155,573	1,800	4.60%
Total interest-bearing liabilities	1,560,888	9,017	2.34%	1,596,607	10,863	2.74%	1,597,038	10,181	2.54%
Demand deposits	462,916			443,168			460,020
Other liabilities	19,134			19,872			21,302
Equity	255,120			235,119			253,727
Total liabilities and equity	$2,298,058			$2,294,766			$2,332,087
Net interest rate spread (3)			2.71%			2.11%			2.63%
Net interest income and net interest margin on a taxable-equivalent basis (4)		16,338	3.25%		13,933	2.72%		16,754	3.22%
Ratio of interest-earning assets to interest-bearing liabilities	130.47%			128.81%			129.77%

(1)	Includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	March 31, 2025	December 31, 2024
	Unaudited	Audited
ASSETS:
Cash and due from banks	$28,626	20,393
Interest-bearing demand deposits	9,044	15,351
Total cash and cash equivalents	37,670	35,744
Interest-bearing time deposits	250	250
Investment securities:
Equity securities with a readily determinable fair value, at fair value	$1,387	1,363
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	255,891	258,327
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $5 at March 31, 2025 and December 31, 2024	17,585	16,324
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,710	20,710
Loans held for sale	6,098	5,556
Loans, net of allowance for credit losses of $12,124 and $12,001 at March 31, 2025 and December 31, 2024, respectively	1,705,506	1,709,811
Premises and equipment, net	39,972	41,049
Operating lease right-of-use assets	5,935	5,785
Goodwill	90,310	90,310
Core deposit and other intangibles, net	10,616	11,104
Bank-owned life insurance	54,348	54,002
Interest receivable	9,013	8,701
Other assets, net	37,383	38,287
TOTAL ASSETS	$2,302,745	2,307,394

LIABILITIES:
Deposits:
Noninterest-bearing	$464,059	459,619
Interest-bearing	1,457,590	1,418,673
Total deposits	1,921,649	1,878,292
Short-term borrowings	—	—
Long-term debt	104,637	155,153
Operating lease liabilities	6,299	6,115
Accrued interest and other liabilities	11,509	14,798
TOTAL LIABILITIES	2,044,094	2,054,358

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,378,298 and 17,329,423 shares at March 31, 2025 and December 31, 2024, respectively; outstanding 14,166,915 and 14,118,040 shares at March 31, 2025 and December 31, 2024, respectively	187,369	186,937
Retained earnings	142,811	141,290
Treasury shares at cost, 3,211,383 shares at March 31, 2025 and December 31, 2024	(56,002)	(56,002)
Accumulated other comprehensive loss, net of taxes	(15,527)	(19,189)
TOTAL SHAREHOLDERS' EQUITY	258,651	253,036
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,302,745	2,307,394

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2025	2024
INTEREST INCOME:
Interest and fees on loans	$23,181	22,682
Dividends on equity securities:
With a readily determinable fair value	10	9
Without a readily determinable fair value	29	31
Interest on debt securities:
Taxable	1,256	1,232
Non-taxable	146	143
Other investments	694	661
TOTAL INTEREST INCOME	25,316	24,758

INTEREST EXPENSE:
Interest on deposits	7,559	8,190
Interest on short-term borrowings	1	935
Interest on long-term debt	1,457	1,738
TOTAL INTEREST EXPENSE	9,017	10,863
NET INTEREST INCOME	16,299	13,895

PROVISION FOR CREDIT LOSSES	197	125
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	16,102	13,770

NON-INTEREST INCOME:
Fiduciary income	2,164	1,973
Service charges and fees on deposit accounts	1,766	1,384
Net losses from sales of debt securities, available-for-sale	—	(214)
Bank-owned life insurance income	346	318
Net gains from sales of loans	841	522
Net other operating income	105	(54)
TOTAL NON-INTEREST INCOME	5,222	3,929

NON-INTEREST EXPENSE:
Salaries and employee benefits	9,172	8,554
Equipment expenses	382	390
Occupancy expense, net	1,010	1,005
State financial institutions tax	453	428
Marketing	315	174
Amortization of intangibles	297	236
FDIC insurance premiums, net	410	504
Contracted services	870	784
Merger-related expenses	—	775
Other non-interest expense	2,900	2,622
TOTAL NON-INTEREST EXPENSE	15,809	15,472
INCOME BEFORE INCOME TAXES	5,515	2,227
PROVISION FOR INCOME TAXES	906	312
NET INCOME	$4,609	1,915

Earnings per common share:
Basic	0.33	0.15
Diluted	0.33	0.15
Weighted average common shares outstanding:
Basic	14,051,310	13,112,302
Diluted	14,051,310	13,112,302